APEX MUNICIPAL
                                                                  FUND, INC.

                               [GRAPHIC OMITTED]

                                                         STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  June 30, 1999

                            APEX MUNICIPAL FUND, INC.

Managed Dividend Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................     6.7%
A/A .................................................................     4.8
BBB/Baa .............................................................     5.8
BB/Ba ...............................................................    18.0
B/B .................................................................    12.7
CCC/Caa .............................................................     0.9
NR (Not Rated) ......................................................    55.1
Other+ ..............................................................     0.4
--------------------------------------------------------------------------------
+    Temporary investments in short-term municipal securities.

                                        Apex Municipal Fund, Inc., June 30, 1999

DEAR SHAREHOLDERS

For the year ended June 30, 1999, Apex Municipal Fund, Inc. earned $0.629 per share income dividends, which included earned and unpaid dividends of $0.053. This represents a net annualized yield of 6.07%, based on a month-end per share net asset value of $10.37. Over the same period, the Fund's total investment return was +3.90%, based on a change in per share net asset value from $10.60 to $10.37, and assuming reinvestment of $0.629 per share income dividends.

For the six-month period ended June 30, 1999, the Fund's total investment return was +0.58%, based on a change in per share net asset value from $10.63 to $10.37, and assuming reinvestment of $0.315 per share income dividends.

The Municipal Market Environment

Long-term bond yields moved higher during the first six months of 1999. US Treasury bond yields rose throughout the period as the US economy continued to exhibit considerable strength. An above-trend inflationary report in May coupled with the May announcement by the Federal Reserve Board that it was considering increasing short-term interest rates in order to slow domestic economic growth also contributed to pushing US Treasury bond yields to an 18-month high of over 6.10%. The Federal Reserve Board's return to a neutral policy after the expected increase in short-term interest rates of 25 basis points (0.25%) in late June allowed long-term US Treasury bond yields to decline and close the six-month period ended June 30, 1999 at 5.96%. During the same period, the yield on long-term US Treasury securities rose almost 90 basis points.

For much of early 1999, long-term tax-exempt bond yields remained essentially unchanged. However, in May and June municipal bond yields eventually followed taxable bond yields higher. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt revenue bond yields rose more than 35 basis points to end the six-month period at 5.61%, their highest level in 20 months.

The strong technical position that the tax-exempt bond market has enjoyed in recent quarters has continued. Municipal investors are expected to have received as much as $40 billion in June and early July from coupon income, bond maturities and the proceeds from early bond redemptions. The receipt of these assets has coincided with a significant decline in new bond issuance. Over the last six months, over $115 billion in new long-term tax-exempt bonds were issued, a decline of 22% as compared to the first six months of 1998. During the quarter ended June 30, 1999, less than $60 billion in securities were issued by US municipalities, a decline of nearly 25% versus the June 30, 1998 quarter. New-issue volume of $22 billion for the month of June 1999 was 28% lower than June 1998's issuance and the lowest June production since 1996. The combination of reduced issuance and seasonally high reinvestment has produced a very positive supply/demand function for the municipal bond market.

Prior to May 1999, this positive technical position had enabled the tax-exempt bond market to outperform its taxable counterpart. This resulted in a decline of the yield ratio between taxable and tax-exempt bonds. At the end of 1998, long-term uninsured revenue bond yields were in excess of 100% of US Treasury bond yields, far greater than their recent historic range of 85%-88%. However, by early May, tax-exempt revenue bond yield ratios had declined to nearly 90%. Given the rapid rise in municipal bond yields in recent weeks, this ratio has risen again to nearly 95%. The recent period of volatility has created additional opportunities for long-term investors to purchase tax-exempt bonds at historically attractive yields relative to US Treasury securities.

While the Federal Reserve Board announced that it has no immediate bias toward raising short-term interest rates, it is clear that additional US economic growth will result in further action by the Federal Reserve Board. However, additional action by the Federal Reserve Board, coupled with the increases in bond yields seen in recent months, is likely to significantly impact US economic growth. A slowing in US growth by late summer, especially given the continued lack of inflationary pressures, could enable the Federal Reserve Board to avoid additional interest rate adjustments. Without the potential for further Federal Reserve Board action, we would expect interest rates to stabilize at current levels or begin a modest decline.

Portfolio Strategy

Credit spreads within the municipal market reverted to their historically narrow levels during the six months ended June 30, 1999, largely the result of the stabilization of financial markets. Corporate-related tax-exempt debt benefited the most as a rebound in commodity prices and robust economic growth contributed to growing optimism over earnings prospects. The portfolio remains heavily weighted in this sector in part because of the diversification opportunities offered by corporate debt. In addition, the ready availability of adequate and continuous disclosure substantially enhances liquidity within this sector. For these reasons, we expect the debt of corporations as well as investor-owned utilities to remain a significant portion of the portfolio for the foreseeable future. Issuance in the corporate-backed sector remains thin, mirroring the lack of supply in the overall municipal market and exacerbating an already tight technical situation.

In contrast to the corporate sector, healthcare-related debt has undergone appreciable deterioration in credit fundamentals and market liquidity. The financials of many nonprofit hospitals have weakened in recent quarters as the hospitals struggled to cope with rising costs, reduced reimbursement rates resulting from the Balanced Budget Act and increased competition. For some time now, we have maintained limited exposure in this sector and, while we remain circumspect given the strained environment, credit spreads have widened to the point that much of the bad news appears to have been discounted. In light of these developments, we have begun to establish small positions in credits that we believe have been unnecessarily punished by the market and therefore we believe represent good value.

In addition, we expect to liquidate the Fund's holding of Florida Housing Finance Agency Multi-Family Housing Revenue Bonds in the near future. The issuance of these bonds financed the Palm Aire project, which has been the subject of foreclosure and related legal proceedings for several years. The last legal barriers to the sale of the project have now been resolved, and efforts are underway to sell the property and to retire the bonds with the net proceeds of the sale. The actual amount to be recovered by the Fund remains uncertain at this time.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

August 9, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Apex Municipal Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================


                                     2 & 3

                                        Apex Municipal Fund, Inc., June 30, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Apex Municipal Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian & Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol

APX

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face                                                                              Value
STATE                 Ratings  Ratings   Amount  Issue                                                                    (Note 1a)
===================================================================================================================================
Alabama--1.4%         B-       NR*      $ 1,000  Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of America
                                                 Project--Jefferson Smurfit Corp.), 8% due 4/01/2009                       $  1,081
                      CCC      Ca         5,285  Mobile, Alabama, IDB, Solid Waste Disposal, Revenue Refunding Bonds
                                                 (Mobile Energy Services Co. Project), 6.95% due 1/01/2020                    1,837
===================================================================================================================================
Arizona--3.1%         B        B2         2,500  Apache County, Arizona, IDA, PCR, Refunding (Tuscon Electric Power Co.
                                                 Project), Series B, 5.875% due 3/01/2033                                     2,395
                      NR*      B1         4,000  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America
                                                 West Airlines Inc.), AMT, 6.30% due 4/01/2023                                3,966
===================================================================================================================================
Arkansas--1.8%        NR*      NR*          385  Alma, Arkansas, Health Facilities Board Revenue Bonds (Cedar Ridge
                                                 Inc.), 10.50% due 12/01/2019                                                   404
                      NR*      NR*          385  Conway, Arkansas, Public Facilities Board, Health Care Revenue Bonds
                                                 (Creative Living Project), 10.50% due 12/01/2019                               404
                      NR*      NR*          385  Hope, Arkansas, Health Facilities Board Revenue Bonds, 10.50% due
                                                 12/01/2019                                                                     404
                      NR*      NR*          770  Little Rock, Arkansas, Health Facilities Board Revenue Bonds, 10.50% due
                                                 12/01/2019                                                                     807
                      NR*      NR*          770  Pine Bluff, Arkansas, Health Facilities Board Revenue Bonds, 10.50% due
                                                 12/01/2019                                                                     807
                      NR*      NR*          385  Texarkana, Arkansas, Public Facilities Board, Health Care Revenue Bonds
                                                 (Housing Opportunities Addition Project), 10.50% due 12/01/2019                404
                      NR*      NR*          385  West Helena, Arkansas, Health Facilities Board Revenue Bonds, 10.50% due
                                                 12/01/2019                                                                     404
===================================================================================================================================
California--3.8%      AAA      NR*        5,000  Foothill/Eastern Corridor Agency, California, Toll Road Revenue Bonds,
                                                 Series A, 5.775%** due 1/01/2028 (b)                                         1,016
                      NR*      NR*        2,000  Long Beach, California, M/F Housing Redevelopment Agency Revenue Bonds
                                                 (Pacific Court Apartments), AMT, Issue B, 6.95% due 9/01/2023 (g)            1,240
                      AAA      NR*        5,500  Los Angeles, California, Department of Water and Power, Electric Plant
                                                 Revenue Bonds, RIB, Series 144, 5.50% due 6/15/2029 (b)(e)                   5,549
===================================================================================================================================
Colorado--2.6%        NR*      NR*        1,700  Colorado Post-Secondary Educational Facilities Authority Revenue Bonds
                                                 (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017                  1,949
                      NR*      NR*        3,000  Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                                 (Pavilions), AMT, 7.75% due 9/01/2016                                        3,385
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


                                      4 & 5

                                        Apex Municipal Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                              Value
STATE                 Ratings  Ratings   Amount  Issue                                                                    (Note 1a)
===================================================================================================================================
Connecticut--3.9%     BB-      Ba1      $ 8,225  Connecticut State Development Authority, PCR, Refunding (Connecticut
                                                 Light & Power Company), Series A, 5.85% due 9/01/2028                     $  8,011
===================================================================================================================================
Florida--8.4%         NR*      NR*          980  Arbor Greene Community Development District, Florida, Special Assessment
                                                 Revenue Bonds, 7.60% due 5/01/2018                                           1,045
                      NR*      NR*        9,102  Florida HFA, M/F Housing Revenue Bonds (Palm Aire), AMT, 10% due
                                                 1/01/2020                                                                    9,102
                      NR*      NR*        3,000  Lee County, Florida, IDA, Health Care Facilities Revenue Bonds (Cypress
                                                 Cove Healthpark), Series A, 6.375% due 10/01/2025                            3,087
                      NR*      NR*        3,485  Tampa Palms, Florida, Open Space and Transportation Community
                                                 Development District Revenue Bonds, Capital Improvement (Richmond Place
                                                 Project), 7.50% due 5/01/2018                                                3,742
===================================================================================================================================
Georgia--3.2%         NR*      NR*        3,870  Atlanta, Georgia, Urban Residential Finance Authority, M/F Mortgage
                                                 Revenue Bonds (Northside Plaza Apartments Project), AMT, 9.75% due
                                                 11/01/2020                                                                   4,114
                      NR*      NR*        2,100  Hancock County, Georgia, COP, 8.50% due 4/01/2015                            2,364
===================================================================================================================================
Illinois--1.7%        NR*      NR*        3,190  Illinois Development Finance Authority, Primary Health Care Centers
                                                 Facilities, Acquisition Program Revenue Bonds, 7.75% due 12/01/2016          3,469
===================================================================================================================================
Iowa--6.4%            NR*      NR*       10,000  Iowa Finance Authority, Health Care Facilities Revenue Bonds (Care
                                                 Initiatives Project), 9.25% due 7/01/2025                                   12,910
===================================================================================================================================
Louisiana--1.8%       B-       NR*        3,500  Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                                 Project), 7.50% due 7/01/2013                                                3,608
===================================================================================================================================
Maryland--2.6%        NR*      NR*        5,000  Maryland State Energy Financing Administration, Limited Obligation
                                                 Revenue Bonds (Cogeneration-AES Warrior Run), AMT, 7.40% due 9/01/2019       5,352
===================================================================================================================================
Massachusetts--6.2%   NR*      NR*        1,455  Boston, Massachusetts, Industrial Development Financing Authority, Solid
                                                 Waste Disposal Facility Revenue Bonds (Jet-A-Way Project), AMT, 10.50%
                                                 due 1/01/2011                                                                1,601
                      A        NR*        4,500  Massachusetts State Health and Educational Facilities Authority Revenue
                                                 Bonds (Schepens Eye Research Project), Series A, 6.50% due 7/01/2028         4,795
                                                 Massachusetts State Industrial Finance Agency Revenue Bonds:
                      NR*      NR*        1,870    Educational Institute (Center For Human Development), 9.375% due
                                                   7/01/2000 (c)                                                              2,027
                      NR*      NR*        2,000    Sewer Facility (Resource Control Composting), AMT, 9.25% due 6/01/2010     2,060
                      NR*      NR*        2,000  Massachusetts State Port Authority, Special Project Revenue Bonds
                                                 (Harborside Hyatt Project), AMT, 10% due 3/01/2026                           2,163
===================================================================================================================================
Michigan--1.7%        NR*      NR*        2,050  Wayne Charter County, Michigan, Special Airport Facilities, Revenue
                                                 Refunding Bonds (Northwest Airlines Inc.), 6.75% due 12/01/2015              2,184
                      BBB-     Baa        1,200  Wayne County, Michigan, Downriver System Sewer Disposal, GO, Series A,
                                                 7% due 11/01/2013                                                            1,270
===================================================================================================================================
Minnesota--1.7%       NR*      NR*        3,280  Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza Apartments
                                                 Project), 9.375% due 12/01/2024                                              3,389
===================================================================================================================================
Mississippi--0.7%     NR*      NR*        1,400  Mississippi Development Bank, Special Obligation Revenue Refunding Bonds
                                                 (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017                    1,432
===================================================================================================================================
Nevada--1.1%          BBB+     A2         2,500  Henderson, Nevada, Health Care Facility Revenue Bonds, Catholic
                                                 Healthcare West (Saint Rose Dominican Hospital), 5.125% due 7/01/2028        2,170
===================================================================================================================================
New Jersey--9.7%                                 Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                 (Holt Hauling & Warehousing), AMT, Series A:
                      BB-      NR*        2,000    9.625% due 1/01/2011                                                       2,386
                      BB-      NR*        4,500    9.875% due 1/01/2021                                                       5,424
                      B-       B2         6,000  Camden County, New Jersey, Pollution Control Financing Authority, Solid
                                                 Waste Resource Recovery, Revenue Refunding Bonds, AMT, Series A, 7.50%
                                                 due 12/01/2010                                                               5,937
                      NR*      NR*        3,000  New Jersey EDA, Economic Development Revenue Bonds (Glimcher Properties
                                                 LP Project), AMT, 6% due 11/01/2028                                          2,971
                      NR*      NR*        1,500  New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due
                                                 10/01/2014                                                                   1,617
                      BBB-     NR*        1,500  New Jersey EDA, Revenue Bonds, First Mortgage (Fellowship Village
                                                 Project), Series C, 5.50% due 1/01/2028                                      1,400
===================================================================================================================================
New Mexico--4.1%                                 Farmington, New Mexico, PCR, Refunding:
                      BB+      Ba1        3,000    (Public Service Company--San Juan Project), Series B, 6.30% due
                                                   12/01/2016                                                                 3,104
                      B        B2         5,000    (Tucson Electric Power Co.--San Juan Project), Series A, 6.95% due
                                                   10/01/2020                                                                 5,326
===================================================================================================================================
New York--5.3%        NR*      NR*        6,835  New York City, New York, City IDA, Civic Facility Revenue Bonds (Amboy
                                                 Properties Corporation Project), 9.625% due 6/01/2000 (c)                    7,231
                                                 Utica, New York, GO, Public Improvement:
                      CCC      B2           700    9.25% due 8/15/2004                                                          795
                      CCC      B2           700    9.25% due 8/15/2005                                                          810
                      CCC      B2           635    9.25% due 8/15/2006                                                          748
                      CCC      B2           475    8.50% due 8/15/2013                                                          544
                      CCC      B2           475    8.50% due 8/15/2014                                                          544
===================================================================================================================================
North Carolina--1.4%  A-       A3         3,000  Cumberland County, North Carolina, Hospital Facilities, Revenue Refunding
                                                 Bonds (Cumberland County Hospital Systems Inc.), 5.25% due 10/01/2024        2,790
===================================================================================================================================
Ohio--4.4%            BB       Ba2        6,800  Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                                 Airlines Inc. Project), AMT, 5.70% due 12/01/2019 (h)                        6,549
                      BBB-     Baa2       2,500  Ohio State Environmental Improvement, Revenue Refunding Bonds (USX
                                                 Corporation Project), 5.625% due 5/01/2029                                   2,416
===================================================================================================================================
Oregon--1.6%          NR*      NR*        2,160  Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                 Cogeneration Project), Senior Lien, 6% due 1/01/2025                         2,123
                      NR*      NR*        1,000  Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                                 (Wauna Cogeneration Project), AMT, Series B, 7.40% due 1/01/2016             1,072
===================================================================================================================================
Pennsylvania--9.6%    NR*      NR*        2,000  Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                 Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023              1,931
                                                 Pennsylvania Economic Development Financing Authority, AMT, Series A:
                      NR*      NR*        3,120    Exempt Facilities Revenue Bonds (National Gypsum Company), 6.25% due
                                                   11/01/2027                                                                 3,118
                      NR*      NR*        4,000    Recycling Revenue Bonds (Ponderosa Fibres Project), 9.25% due
                                                   1/01/2022 (g)                                                              1,400
                      AAA      Aaa        2,000  Pennsylvania State Higher Education Assistance Agency, Student Loan
                                                 Revenue Bonds, AMT, RIB, 8.462% due 3/01/2022 (a)(e)                         2,257
                      AAA      NR*        4,000  Pennsylvania State Higher Educational Facilities Authority, College and
                                                 University Revenue Bonds (Eastern College), Series B, 8% due
                                                 10/15/2006 (c)                                                               4,861
                      NR*      NR*        5,500  Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                                 AMT, 7.75% due 12/01/2017                                                    6,035
===================================================================================================================================


                                     6 & 7

                                        Apex Municipal Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face                                                                              Value
STATE                 Ratings  Ratings   Amount  Issue                                                                    (Note 1a)
===================================================================================================================================
South Carolina--1.0%  NR*      NR*      $ 2,000  South Carolina Jobs Economic Development Authority, Health Facilities
                                                 Revenue Bonds, First Mortgage (Lutheran Homes Project), 6.625% due
                                                 5/01/2028                                                                 $  1,968
===================================================================================================================================
Texas--8.0%                                      Bell County, Texas, Health Facilities Development Corporation Revenue
                                                 Bonds (Heartway Corporation II Project):
                      NR*      NR*        4,750    Senior Series A, 9.50% due 3/01/2019                                       4,940
                      NR*      NR*          805    Sub-Series B, 10% due 9/01/1999 (d)                                          523
                      A1+      NR*          900  Harris County, Texas, Health Facilities Development Corporation,
                                                 Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 4% due
                                                 12/01/2025 (f)                                                                 900
                      BB       Ba1        3,100  Houston, Texas, Airport System, Special Facilities Revenue Bonds
                                                 (Continental Airlines Terminal Improvement), AMT, Series B, 6.125% due
                                                 7/15/2027                                                                    3,115
                      BB-      Ba1        6,500  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                 Semiconductor), AMT, 6.375% due 4/01/2027                                    6,689
===================================================================================================================================
Virginia--7.2%        NR*      NR*        2,500  Dulles Town Center Community Development Authority, Virginia, Special
                                                 Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026             2,513
                      NR*      NR*        4,215  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                 Facility--Zeigler Coal), 6.90% due 5/02/2022                                 4,223
                                                 Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                      NR*      Ba1        6,200    First Tier, Sub-Series C, 6.25%** due 8/15/2033                              682
                      NR*      Ba1        6,200    First Tier, Sub-Series C, 6.25%** due 8/15/2034                              640
                      BBB-    Baa3       32,600    Senior Series B, 5.875%** due 8/15/2025                                    6,678
===================================================================================================================================
                      Total Investments (Cost--$209,929)--104.4%                                                            212,207

                      Liabilities in Excess of Other Assets--(4.4%)                                                          (9,009)
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $203,198
                                                                                                                           ========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FSA Insured.
      (c)   Prerefunded.
      (d)   This issue will begin to accrue interest on September 1, 1999.
      (e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.
      (f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.
      (g)   Non-income producing security.
      (h)   This issue will begin to accrue interest on September 2, 1999.
      *     Not Rated.
      ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of June 30, 1999
=============================================================================================================================
Assets:       Investments, at value (identified cost--$209,929,352) (Note 1a) ...................                $212,207,213
              Cash ..............................................................................                     124,516
              Receivables:
                Securities sold ................................................................. $  3,898,828
                Interest ........................................................................    3,509,960      7,408,788
                                                                                                  ------------
              Prepaid expenses and other assets .................................................                      37,140
                                                                                                                 ------------
              Total assets ......................................................................                 219,777,657
                                                                                                                 ------------
=============================================================================================================================
Liabilities:  Payables:
                Securities purchased ............................................................   16,239,684
                Dividends to shareholders (Note 1e) .............................................      143,779
                Investment adviser (Note 2) .....................................................      109,581     16,493,044
                                                                                                  ------------
              Accrued expenses and other liabilities ............................................                      86,828
                                                                                                                 ------------
              Total liabilities .................................................................                  16,579,872
                                                                                                                 ------------
=============================================================================================================================
Net Assets:   Net assets ........................................................................                $203,197,785
                                                                                                                 ============
=============================================================================================================================
Capital:      Common Stock, $.10 par value, 150,000,000 shares authorized; 19,596,732 shares
              issued and outstanding (Note 4) ...................................................                $  1,959,673
              Paid-in capital in excess of par ..................................................                 215,506,215
              Undistributed investment income--net ..............................................                   1,169,936
              Accumulated realized capital losses on investments--net (Note 5) ..................                 (17,715,900)
              Unrealized appreciation on investments--net .......................................                   2,277,861
                                                                                                                 ------------
              Total capital--Equivalent to $10.37 net asset value per share of Common Stock
              (market price--$10.25) ............................................................                $203,197,785
                                                                                                                 ============
=============================================================================================================================

            See Notes to Financial Statements.


                                     8 & 9

                                        Apex Municipal Fund, Inc., June 30, 1999

STATEMENT OF OPERATIONS

                       For the Year Ended June 30, 1999
===================================================================================================================================
Investment             Interest and amortization of premium and discount earned .......................                $ 13,994,267
Income (Note 1d):
===================================================================================================================================
Expenses:              Investment advisory fees (Note 2) .............................................. $  1,349,140
                       Professional fees ..............................................................      115,248
                       Accounting services (Note 2) ...................................................       49,645
                       Transfer agent fees ............................................................       47,762
                       Directors' fees and expenses ...................................................       40,115
                       Printing and shareholder reports ...............................................       24,633
                       Custodian fees .................................................................       17,886
                       Listing fees ...................................................................       12,312
                       Pricing fees ...................................................................       11,682
                       Other ..........................................................................       15,181
                                                                                                        ------------
                       Total expenses .................................................................                   1,683,604
                                                                                                                       ------------
                       Investment income--net .........................................................                  12,310,663
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized  Realized gain on investments--net ..............................................                   3,207,168
Gain (Loss) on         Change in unrealized appreciation on investments--net ..........................                  (7,749,281)
(Notes 1b, 1d & 3):                                                                                                    ------------
                       Net Increase in Net Assets Resulting from Operations ...........................                $  7,768,550
                                                                                                                       ============
===================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                               For the Year
                                                                                                              Ended June 30,
                                                                                                        ---------------------------
                       Increase (Decrease) in Net Assets:                                                   1999           1998
===================================================================================================================================
Operations:            Investment income--net ......................................................... $ 12,310,663   $ 12,561,006
                       Realized gain (loss) on investments--net .......................................    3,207,168       (220,913)
                       Change in unrealized appreciation/depreciation on investments--net .............   (7,749,281)     7,061,457
                                                                                                        ------------   ------------
                       Net increase in net assets resulting from operations ...........................    7,768,550     19,401,550
                                                                                                        ------------   ------------
===================================================================================================================================
Dividends to           Investment income--net .........................................................  (12,319,499)   (12,579,736)
Shareholders                                                                                            ------------   ------------
(Note 1e):             Net decrease in net assets resulting from dividends to shareholders ............  (12,319,499)   (12,579,736)
                                                                                                        ------------   ------------
===================================================================================================================================
Common Stock           Net increase in net assets derived from capital stock issued to shareholders
Transactions           in reinvestment of dividends ...................................................      288,800        265,795
(Note 4):                                                                                               ------------   ------------
===================================================================================================================================
Net Assets:            Total increase (decrease) in net assets ........................................   (4,262,149)     7,087,609
                       Beginning of year ..............................................................  207,459,934    200,372,325
                                                                                                        ------------   ------------
                       End of year* ................................................................... $203,197,785   $207,459,934
                                                                                                        ============   ============
===================================================================================================================================
                     * Undistributed investment income--net ........................................... $  1,169,936   $  1,178,772
                                                                                                        ============   ============
===================================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                       The following per share data and ratios have been
                       derived from information provided in the financial
                       statements.                                                        For the Year Ended June 30,
                                                                              ----------------------------------------------------
                       Increase (Decrease) in Net Asset Value:                  1999       1998       1997       1996       1995
==================================================================================================================================
Per Share              Net asset value, beginning of year ................... $  10.60   $  10.25   $  10.01   $  10.06   $  10.10
Operating                                                                     --------   --------   --------   --------   --------
Performance:           Investment income--net ...............................      .63        .64        .64        .67        .71
                       Realized and unrealized gain (loss) on investments--
                       net ..................................................     (.23)       .35        .26       (.06)      (.04)
                                                                              --------   --------   --------   --------   --------
                       Total from investment operations .....................      .40        .99        .90        .61        .67
                                                                              --------   --------   --------   --------   --------
                       Less dividends from investment income--net ...........     (.63)      (.64)      (.66)      (.66)      (.71)
                                                                              --------   --------   --------   --------   --------
                       Net asset value, end of year ......................... $  10.37   $  10.60   $  10.25   $  10.01   $  10.06
                                                                              ========   ========   ========   ========   ========
                       Market price per share, end of year .................. $  10.25   $  10.50   $ 9.9375   $  9.125   $  9.375
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment       Based on market price per share ......................     3.68%     12.42%     16.66%      4.54%      2.57%
Return:*                                                                      ========   ========   ========   ========   ========
                       Based on net asset value per share ...................     3.90%     10.03%      9.69%      6.87%      7.61%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average      Expenses .............................................      .81%       .86%       .79%       .90%       .91%
Net Assets:                                                                   ========   ========   ========   ========   ========
                       Investment income--net ...............................     5.93%      6.08%      6.34%      6.66%      7.14%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Supplemental           Net assets, end of year (in thousands) ............... $203,198   $207,460   $200,372   $195,565   $196,647
Data:                                                                         ========   ========   ========   ========   ========
                       Portfolio turnover ...................................       40%        34%        79%        56%        20%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.


                                    10 & 11

                                        Apex Municipal Fund, Inc., June 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 were $88,263,456 and $83,864,455, respectively.

Net realized gains for the year ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                         Realized     Unrealized
                                                           Gains        Gains
--------------------------------------------------------------------------------
Long-term investments ..............................    $3,207,168    $2,277,861
                                                        ----------    ----------
Total ..............................................    $3,207,168    $2,277,861
                                                        ==========    ==========
--------------------------------------------------------------------------------

As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $2,277,861, of which $10,033,304 related to appreciated securities and $7,755,443 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $209,929,352.

4. Common Stock Transactions:

At June 30, 1999, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended June 30, 1999 and June 30, 1998 increased by 27,181 and 24,907, respectively, as a result of dividend reinvestment.

5. Capital Loss Carryforward:

At June 30, 1999, the Fund had a net capital loss carryforward of approximately $17,716,000, of which $3,880,000 expires in 2001, $2,775,000 expires in 2002,
$1,754,000 expires in 2003, $7,057,000 expires in 2004, $1,312,000 expires in
2005 and $938,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On July 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.053336 per share, payable on July 29, 1999 to shareholders of record as of July 23, 1999.


                                    12 & 13

                                        Apex Municipal Fund, Inc., June 30, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Apex Municipal Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Apex Municipal Fund, Inc., as of June 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial highlights present fairly, in all material respects, the financial position of Apex Municipal Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 12, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions declared monthly by Apex Municipal Fund, Inc. during its taxable year ended June 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions declared by the Fund during its taxable year ended June 30, 1999.

Please retain this information for your records.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10955--6/99

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